UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Global Entrepreneurs Fund, Inc.

(Exact name of Registrant as specified in charter)

8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Address of principal executive offices)

214-891-8294

(Registrant’s telephone number, including area code)

Russell Cleveland
President and CEO
RENN Capital Group, Inc.
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206

(Name and address of agent for service of process)

214-891-8294

(Registrant’s telephone number, including area code)

Copy to:
Steven B. Boehm, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Ave. N.W.
Washington, DC 20004-2415

Date of fiscal year end: December 31

January 1 through June 30, 2009

(Date of reporting period)

Item 1. Semi-Annual Report to Shareholders

RENN Global Entrepreneurs Fund, Inc.

2009 Semi-Annual Report

"The Entrepreneurial Difference"

RENN

TABLE OF CONTENTS

President's Letter	1

Financial Statements

Semi-Annual Report to Shareholders

Allocation of Assets	15
Quarterly Reports	15
Director and Officer Compensation	16
Proxy Voting Policies and Procedures	16
Portfolio Proxy Voting Records	16
Matters Submitted for Shareholder Votes	16

Board Approval of the Investment Advisory Contract	17

Executive Officers and Corporation Information	18

Semi-Annual Report to the Shareholders

of

RENN Global Entrepreneurs Fund, Inc.

for the Six-Months Period Ending
June 30, 2009

Dear Shareholder,

This is our first formal communication since the shareholders voted to approve a restructuring of the Fund by changing from a Business Development Company to a registered non-diversified closed-end fund and changing our name to RENN Global Entrepreneurs Fund, Inc. The symbol and listing remained the same (NYSE-Amex:RCG).

Our main new strategy is to add more rapidly growing US traded Chinese companies to the portfolio. We recently added SinoHub, Inc. (NYSE-Amex:SIHI), a company involved in logistics in China and SkyStar Bio Pharmaceutical Company (NASDAQ:SKBI), a specialty pharma in China. Since June 30, 2009, we added Ideation Acquisition Corp. (NYSE-Amex:IDI), a holding company which is in the process of acquiring the largest outdoor advertising company in China. We hope to have in excess of 50% of the portfolio involved with Chinese entrepreneurs and take advantage of the rapid growth of China.

Secondly, we are actively working with a number of our “legacy” holdings to realize more value. Among these are Alliance HealthCard Inc. (formerly Access Plans USA) (OTC:ALHC), AuraSound, Inc. (OTC:ARAU), Integrated Security Systems, Inc. (OTC:IZZI), Points International, Ltd. (OTC:PTSEF) and Vertical Branding, Inc. (OTC:VBDG). We are seeking a merger candidate for CMSF Corp. (OTC:CMSF). Lastly, among long-time holdings, we wrote off e-Original, Inc.

Our largest core holding remains Bovie Medical, Inc. (NYSE-Amex:BVX). The company is introducing a number of new medical products which have high profit margins. The stock was recently added to the Russell 2000 and Russell 3000 indexes. We are hoping to have several private holdings begin to trade publicly over the next three to six months. These are Duoyuan Digital Printing Technology, a major manufacturer of printing equipment in China, and Dynamic Green Energy Limited, a technology company involved in solar panel production.

Enclosed is the six-months report which you may read in detail. On June 30, 2009 our net asset value per share was $3.90 and the trading price was $2.49 per share. While we have come through a difficult market, I am optimistic about our new strategy and want to close with a brief history of the Fund. RENN Global Entrepreneurs Fund, Inc. was incorporated in 1994 as a Business Development Company with an offering price of $10.00 per share and began publicly trading in 1996. Beginning with $39 million in net capital, the Fund has distributed $83.4 million in cash and deemed dividends ($68.9 million after consideration of taxes and the amounts retained from the deemed dividends).

Sincerely

Russell Cleveland
President and CEO

RENN Global Entrepreneurs Fund, Inc.

Statements of Assets and Liabilities
(Unaudited)

ASSETS
	June 30, 2009	December 31, 2008

Cash and cash equivalents	$1,537,879	$2,558,630
Investments at fair value, cost of $34,332,861
and $41,524,234 at June 30, 2009 and
December 31, 2008, respectively	15,723,505	15,931,925
Interest and dividends receivable	96,566	91,428
Prepaid and other assets	213,729	37,178
	17,571,679	$18,619,161

LIABILITIES AND NET ASSETS

Liabilities:
Accounts payable	$ 57,451	$105,273
Accounts payable – affiliate	104,177	86,872

	161,628	192,145
Commitments and contingencies

Net assets:
Common stock, $1 par value; authorized 20,000,000
shares; 4,673,867 issued; 4,463,967 shares outstanding	4,673,867	4,673,867
Additional paid in capital	26,149,152	26,617,105
Treasury stock at cost, 209,900 shares	(1,734,967)	(1,734,967)
Current period realized loss on investments	(7,531,965)	-
Net realized gain on investments retained	14,463,320	14,463,320
Net unrealized depreciation of investments	(18,609,356)	(25,592,309)

Net assets, equivalent to $3.90 and $4.13 per share
at June 30, 2009 and December 31, 2008,
respectively	17,410,051	18,427,016
	$$17,571,679	$18,619,161

See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.
Schedules of Investments

June 30, 2009 (Unaudited)

SHARES OR PRINCIPAL AMOUNT		% OF NET ASSETS	FAIR VALUE	INDUSTRY VALUE
Convertible Bonds
Data Processing and Outsourced Services		3.27%
$ 569,000	Pipeline Data, Inc.		$569,000	$569,000
	10% Interest Maturity 06/29/11
Electrical Components and Equipment		5.74
$ 1,000,000	Dynamic Green Energy Limited(1)		1,000,000	1,000,000
	7% Interest Maturity 06/10/11
Internet Software and Services		2.87
$ 500,000	iLinc Communications, Inc.		500,000	500,000
	12% Interest Maturity 03/29/12
Oil and Gas Exploration and Production		3.91
$ 1,000,000	PetroHunter Energy Corporation		680,000	680,000
	8.5% Interest Maturity 11/05/12
Systems Software		0.16
$ 250,000	CMSF Corp(2)(3)		27,500	27,500
	7% Interest Maturity 09/30/09
Total Convertible bonds		15.95%	$2,776,500	$2,776,500
Other Securities
Convertible Preferred Equities:
Business Process Outsourcing		0.97
1,685,887	BPO Management Services, Inc.(2)
	Preferred B		168,473	168,473
Security Systems		0.01
3,750	Integrated Security Systems, Inc.(2) Preferred D		1,875	1,875
Total convertible Preferred Equities		0.98%	$170,348	$170,348

Common Equities(3)
Alternative Carriers		1.53
4,624,484	i2 Telecom Intl., Inc.		265,711	265,711
Application Software		3.28
228,647	SinoHub, Inc.		571,618	571,618

See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.

     Schedules of Investments

June 30, 2009 (Unaudited) (continued)

SHARES OR PRINCIPAL AMOUNT		% OF NET ASSETS	FAIR VALUE	INDUSTRY VALUE
Biotechnology		4.26%
1,335,714	Hemobiotech		724,210
607,143	Symbollon Pharmaceuticals, Inc.		$17,607	$741,817
Business Process Outsourcing		0.45
18,349	Business Process Outsourcing, Ltd. (1)		79,268	79,268
Communications Equipment		6.86
200,000	COGO Group, Inc.		1,194,000	1,194,000
Consumer Electronics		0.43
1,000,000	Aurasound, Inc.		75,000	75,000
Consumer Finance		2.41
953,333	Global Axcess		419,467	419,467
Distributors		0.97
1,686,725	Vertical Branding, Inc.(2)		168,530	168,530
Diversified Commercial and Professional Services (1)		7.72
2,687,500	Murdoch Security & Investigations, Inc. (1)		1,343,750	1,343,750
Electronic Equipment and Instruments		1.95
58,500	Hollysys Automation Technologies Ltd (formerly HLS Systems International)		339,300	339,300
Healthcare Equipment		24.48
489,356	Bovie Medical		4,262,291	4,262,291
Hotels, Resorts and Cruise Lines		0.74
100,000	Silverleaf Resorts, Inc.		129,000	129,000
Industrial Machinery		2.87
130,209	Duoyuan Digital Printing Technology (Asian Financial) (1)		500,000	500,000
Internet Software and Services -		2.00
4,000,000	Narrowstep, Inc.		4,000
900,000	Points International, Ltd.		344,700	348,700
Managed Healthcare		0.74
298,750	Alliance HealthCard, Inc. (formerly Access Plans USA)(2)		128,463	128,463
Security Systems		12.63
110,191,991	Integrated Security Systems, Inc. (2)		2,199,898	2,199,898
Systems Software		0.06
9,787,926	CMSF Corp.(2)(formerly CaminoSoft Corp.)		9,844	9,844
Total Common equities		73.38%	$12,776,657	$12,776,657

See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.

     Schedules of Investments

June 30, 2009 (Unaudited) (continued)

	Fair Value	% of Net Assets

Total Investments	$15,723,505	90.31%
Cash and Equivalents	$1,537,879	8.83%
Interest and dividends receivable	$96,566	0.55%
Prepaid and other assets	$213,729	1.23%
Liabilities	$(161,628)	(0	.92)%
Net Assets	$17,410,051	100.00%
	Fair Value	% of Net Assets

Private Securities (1)	$2,923,018	16.79%
Affiliated Securities (2)	$2,704,583	15.53%
Restricted Public Securities(5)	$378,817	2.18%
Unrestricted/Unaffiliated Securities	$9,717,087	55.81%
Cash and Equivalents	$1,537,879	8.83%
Interest and dividends receivable	$96,566	0.55%
Prepaid and other assets	$213,729	1.23%
Liabilities	$(161,628)	(0	.92)%
Net Assets	$17,410,051	100.00%

AFFILIATED SECURITIES(2)
Affiliated Security	Date(s) Acquired	Type of Security	Cost	Fair Value	% of Net Assets
Alliance HealthCard Inc.	8-31-01 to 4-1-09	Common Equity	$2,139,777	$128,463	0.74%
BPO Management Services, Inc.	6-12-07 to 12-31-08	Preferred B Equity	$2,000,000	$168,473	0.97%
CMSF Corp. (4)	9-23-94 to 6-10-09	Common Equity	$5,358,137	$9,844	0.06%
CMSF Corp.(3)	7-21-04	Convertible Bond	$250,000	$27,500	0.16%
Integrated Security Systems, Inc.	10-13-99	Preferred D Equity	$75,000	$27,500	0.01%
Integrated Security Systems, Inc. (4)	12-31-96 to 6-9-09	Common Equity	$9,046,846	$2,199,898	12.63%
Vertical Branding, Inc.	11-13-07	Common Equity	$1,008,628	$168,530	0.97%
			$19,878,388	$2,704,583	15.54%

(1)	Securities in a privately owned company.
(2)	Restricted securities due to the Fund’s having a director on issuer’s board.
(3)	Non-Income-Producing.
(4)	We added $62,617 and $96,734 to CMSF Corp. and Integrated Security Systems, respectively.
(5)	The total fair value of the restricted public securities is $378,817 and is comprised of HAXS $168,473, CMSF $5,649, HMBT $64,210, ITUI $81,336, IZZI $58,285, VBDG $864.
See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.

   Statements of Operations

June 30, 2009 (Unaudited) (continued)

	Six Months Ended June 30,
	2009	2008
Investment income:
Interest income	$151,709	$241,436
Dividend income	54,136	25,860
Other income	1,106	14,713

	206,951	282,009

Expenses:
General and administrative	225,519	248,279
Interest expense	-	29,863
Legal and professional fees	294,484	236,749
Management fee to affiliate	154,901	274,658

	674,904	789,549

Net investment loss	(467,953)	(507,540)

Realized and unrealized gain (loss)
on investments
Net unrealized appreciation (depreciation)	6,982,955	(8,979,114)
of investments
Net realized gain (loss) on investments	(7,534,967)	1,271,582

Net loss on investments	(549,012)	(7,707,532)

Net loss	$(1,016,965)	$(8,215,072)

Net loss per share	$(0.23)	$(1.84)

Weighted average shares outstanding	4,463,967	4,463,967

See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.

     Statements of Changes in Net Assets

Six Months Period ending June 30, 2009 (Unaudited)

		Six Months Ended June 30,
		2008		2009
From operations
Net investment loss	$	$ (467,953)	$	$ (507,540)
Net realized gain (loss) on investment		(7,531,967)		1,271,582
Net unrealized appreciation depreciation)
of investments		6,982,955		(8,979,114)

Net loss		(1,016,965)		(8,215,072)

From distributions to stockholders
Cash dividends declared from realized gains		-		(892,793)

Total decrease in net assets		(1,016,965)		(9,107,865)

Net assets
Beginning of period		18,427,016		37,759,148

End of period		$17,410,051		$28,651,283

See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.

     Statements of Cash Flows

Six Months Period ending June 30, 2009 (Unaudited)

	Six Months Ended June 30,
	2008	2009

Cash flows from operating activities:
Net loss	$(1,016,965)	$(8,215,072)
Adjustments to reconcile net loss to
net cash used in operating activities:
Net increase (decrease) in unrealized
depreciation of investments	(6,982,955)	8,979,114
Net realized loss (gain) on investments	7,531,967	(1,271,582)
Increase in due from broker	(94,483)	-
Increase in interest and dividend
Receivables	(5,515)	(96,254)
Increase in prepaid and other assets	(81,691)	(51,604)
Decrease in accounts payable	(47,822)	(47,510)
Increase (decrease) in accounts payable-affiliate	17,305	(223,078)
Decrease in taxes payable on behalf of shareholders	-	(1,485,135)
Purchase of investments	(863,283)	(1,819,744)
Proceeds from sale of investments	522,691	2,431,160

Net cash used in operating activities	(1,020,751)	(1,799,705)
Cash flows from financing activities:
Cash dividends	-	(892,793)
Net payments/proceeds with broker	-	8,913,937

Net cash provided by financing activities	-	8,021,144

Net increase (decrease) in cash and cash equivalents	(1,020,751)	6,221,439

Cash and cash equivalents at beginning of the period	2,558,630	3,679,949

Cash and cash equivalents at end of the period	$1,537,879	$9,901,388

See accompanying Notes to Financials

RENN Global Entrepreneurs Fund, Inc.

     Notes to Financial Statements

Six Months Period ending June 30, 2009 (Unaudited)

Note 1     Organization and Business Purpose

RENN Global Entrepreneurs Fund, Inc., (the “Fund” or the “Registrant”) formerly known as Renaissance Capital Growth & Income Fund III, Inc., is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and elected to be treated as a business development company (a “BDC”) subject to sections 55 through 65 under the 1940 Act. Effective May 21, 2009, the Fund withdrew this election and registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide its stockholders primarily with long-term capital appreciation by investing substantially in privately-placed convertible and equity securities of emerging growth companies traded on U.S. securities exchanges.

RENN Capital Group, Inc. (“RENN Group” or the “Investment Adviser”), a Texas corporation, serves as the Investment Adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Note 2       Summary of Significant Accounting Policies

Basis of Presentation

We have prepared the accompanying unaudited interim financial statements pursuant to the rules and regulations of the Securities and Exchange Commission, which reflect all adjustments which, in the opinion of management, are necessary to present fairly the results for the interim periods. We have omitted certain information and disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States pursuant to those rules and regulations, although we believe that the disclosures we have made are adequate to make the information presented not misleading. You should read these unaudited interim financial statements in conjunction with our audited financial statements and notes included in our Annual Report on Form 10-K for the year ended December 31, 2008.

The results of operations for the interim periods are not necessarily indicative of the results we expect for the full year.

Valuation of Investments

Portfolio investments are stated at quoted market or fair value as determined by the Investment Adviser (Note 6).

Other

The Fund follows industry practice and records security transactions on the trade date. Dividend income is recorded on the record date. Interest income is recorded as earned on the accrual basis.

RENN Global Entrepreneurs Fund, Inc.

     Notes to Financial Statements

Six Months Period ending June 30, 2009 (Unaudited)

Note 2      Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents. As of June 30, 2009, cash and cash equivalents are at risk to the extent that they exceed Federal Deposit Insurance Corporation insured amounts. To minimize this risk, the Fund places its cash and cash equivalents with major U.S. financial institutions.

Income Taxes

The Fund has elected the special income tax treatment available to “regulated investment companies” (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) which allows the Fund to be relieved of federal income tax on that part of its net investment income and realized capital gains that it pays out to its stockholders. Such requirements include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund’s taxable investment income to its stockholders. It is the intent of management to comply with all IRC requirements as they pertain to a RIC and to distribute all of the Fund’s taxable investment income and realized long-term capital gains within the defined period under the IRC to qualify as a RIC. Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in the Fund’s net assets as well as the amount of cash available for distribution to stockholders. Continued qualification as a RIC requires management to satisfy certain investment diversification requirements in future years. There can be no assurance that the Fund will qualify as a RIC in future years.

Federal income taxes payable on behalf of stockholders on realized gains that the Fund elects to retain are accrued and reflected as tax expense paid on behalf of stockholders on the last day of the tax year in which such gains are realized.

Net Loss Per Share

Net loss per share is based on the weighted average number of shares outstanding of 4,463,967 during the six months ended June 30, 2009 and 2008.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3     Due to/from Broker

The Fund conducts business with various brokers for its investment activities.  The clearing and depository operations for the investment activities are performed pursuant to agreements with these brokers. “Due from broker” represents unsettled sales transactions. The Fund is subject to credit risk to the extent the brokers are unable to deliver cash balances or securities, or clear security transactions on the Fund’s

RENN Global Entrepreneurs Fund, Inc.

     Notes to Financial Statements

Six Months Period ending June 30, 2009 (Unaudited)

Note 3     Due to/from Broker, continued

behalf. The Investment Adviser actively monitors the Fund’s exposure to these brokers and believes the likelihood of loss under those circumstances is remote. At June 30, 2009 the “due from broker” balance was $94,860 and is included in Prepaid assets and other assets, and at December 31, 2008 the balance was $0.

Note 4    Management Fees and Incentive Fees and Reimbursement

Pursuant to an Investment Advisory Agreement (the “Agreement”) effective May 15, 2009, the Investment Adviser performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund. In addition, under the Agreement, the Investment Adviser is reimbursed by the Fund for certain directly allocable administrative expenses. A summary of fees and reimbursements paid by the Fund under either the Agreement or the prospectus is as follows:

The Investment Adviser receives a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of such quarter, each payment to be due as of the last day of the calendar quarter. The Fund incurred $154,901, and $274,658 during the six months ended June 30, 2009 and June 30, 2008, respectively, for such management fees.

Prior to May 21, 2009, the Investment Adviser received an incentive fee in an amount equal to 20% of the Fund’s cumulative realized capital gains in excess of cumulative realized capital losses of the Fund after allowance for any unrealized capital depreciation on the portfolio investments of the Fund at the end of the period being calculated less cumulative incentive fees previously accrued. Unrealized capital depreciation equaled net unrealized capital losses on each class of security without netting net unrealized capital gains on other classes of securities. The incentive fee was calculated, accrued, and paid on an annual basis as of year-end. No incentive fee was recorded during the six months ended June 31, 2009 and 2008.

On May 15, 2009 the Agreement was amended to eliminate the incentive fee. For this reason, there will be no future incentive fee expenses.

The Investment Adviser was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Adviser on behalf of the Fund. Such reimbursements were $8,863 and $17,229 during the six months ended June 30, 2009 and 2008, respectively.

As of June 30, 2009 and December 31, 2008, the Fund had an account payable of $104,177 and $86,872, respectively, for the amount due for the fees and expense reimbursements disclosed above.

Note 5     Eligible Portfolio Companies and Investments

Eligible Portfolio Companies

Prior to May 21, 2009, the Fund invested primarily in convertible securities and equity investments of companies that qualified as Eligible Portfolio Companies as defined in Section 2(a)(46) of the 1940 Act or in securities that otherwise qualify for investment as permitted in Section 55(a)(1) through (7) of the 1940 Act. Under the provisions of the 1940 Act at least 70%

RENN Global Entrepreneurs Fund, Inc.

     Notes to Financial Statements

Six Months Period ending June 30, 2009 (Unaudited)

Note 5     Eligible Portfolio Companies and Investments, continued

of the Fund’s assets, as defined under Section 55 of the 1940 Act, must be invested in securities listed in Paragraphs 55(a)(1) through (6) of the 1940 Act (“Eligible Portfolio Investments”). In the event the Fund had less than 70% of its assets invested in Eligible Portfolio Investments, then the Fund was prohibited from making non-eligible investments until such time as the percentage of Eligible Portfolio Investments again exceeded the 70% threshold. The Fund was in compliance with these provisions through May 20, 2009.

As a result of the Fund’s withdrawal of its election to be treated as a business development company as disclosed in Note 1, the provisions regarding Eligible Portfolio Investments are no longer effective as of May 21, 2009.

Investments

Investments are carried in the statements of assets and liabilities as of June 30, 2009 and December 31, 2008, at fair value, as determined in good faith by the Investment Adviser, subject to the approval of the Fund’s Board of Directors. The convertible debt securities held by the Fund generally have maturities between five and seven years and are convertible (at the discretion of the Fund) into the common stock of the issuer at a set conversion price. The common stock underlying these securities is generally unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period and the cost of registration is borne by the portfolio company. Interest on the convertible securities is generally payable monthly. The companies are required to register the shares within a designated period and the cost of registration is borne by the portfolio company. Interest on the convertible securities is generally payable monthly. The convertible debt securities generally contain embedded call options giving the issuer the right to call the underlying issue. In these instances, the Fund has the right of redemption or conversion. The embedded call option will generally not vest until certain conditions are achieved by the issuer. Such conditions may require that minimum thresholds be met relating to underlying market prices, liquidity, and other factors.

Note 6      Valuation of Investments

Under FAS 157, Fair Value Measurements, the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs). The Fund’s valuation policies are as follows:

On a weekly basis, RENN Group prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors of the Fund approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

·	Unrestricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price on the date of valuation.

RENN Global Entrepreneurs Fund, Inc.

     Notes to Financial Statements

Six Months Period ending June 30, 2009 (Unaudited)

Note 6     Valuation of Investments, continued

·

Restricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

·

The unlisted preferred stock of companies with common stock listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

·

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

·

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, NASDAQ or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus, the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e. a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Adviser will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hieracrchy as of June 30, 2009 and December 31, 2008:

	June 30, 2009	December 31, 2008
Investments	$15,723,505	$15,931,925
Quoted Prices in Active Markets for Identical Assets (Level 1)	$10,690,757	$7,394,428
Significant Other Observable Inputs (Level 2)	$5,032,748	$8,537,497
Significant Unobservable Inputs (Level 3)	$-	$-

RENN Global Entrepreneurs Fund, Inc.

     Notes to Financial Statements

Six Months Period ending June 30, 2009 (Unaudited)

Note 7      Financial Highlights - Unaudited

Selected per share data and ratios for each share of common stock outstanding are as follows:

	Six Months Ended		Year Ended December 31,
	June 30, 2009		2008		.	2007		2006		2005		2004
Net asset value, beginning of
period	$4.13		$8.46			$10.84		$12.14		$17.14		$15.95
Effect of share change	0.00		0.00			0.00		0.00		(0.43)		0.00

Net investment loss	(0.11)		(0.17)			(0.17)		(0.93)		(0.54)		(0.98)
Net realized and unrealized loss on
investments	(0.12)		(3.86)			(2.11)		0.03		(3.05)		5.34
Total return from investment
operations	(0.23)		(4.03)			(2.28)		(0.90)		(3.59)		4.36

Capital share transactions	0.00		0.00			0.00		0.00		0.35		0.00
Distributions:
From net realized capital gains on
investments	0.00		(0.30)			0.10		(0.40)		(1.33)		(3.17)

Net asset value, end of period	$3.90		$4.13			$8.46		$10.84		$12.14		$17.14
Per share market value, end of
period	$2.49		$2.92			$6.15		$10.50		$11.00		$12.95

Portfolio turnover rate	3.26%		8.26%			21.27%		8.83%		8.53%		14.82%

Total investment return based on
market value (a):	(14	.73)%	(47	.64)%		(37	.33)%	11.91%		(4	.80)%	20.39%

Ratio to average net assets (b):
Net investment loss	(2	.56)%	(2	.78)%		(1	.65)%	(7	.75)%	(3	.99)%	(5	.66)%
Expenses, excluding incentive fees	3.69%		4.85%			3.45%		3.67%		3.03%		3.23%
Expenses, including incentive fees	3.69%		4.85%			3.45%		9.51%		5.04%		6.53%

(a)

Total investment return is calculated by comparing the common stock price on the first day of the period to the price on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan and reflects taxes paid by the fund for deemed distributions. Total investment return calculated for a period of less than one year is not annualized.

(b)	Average net assets have been computed based on monthly valuations.

RENN Global Entrepreneurs Fund, Inc.

     Semi-Annual Report to Shareholders

 June 30, 2009

 (Unaudited)

Allocation of Assets (% of Fund’s Net Assets)

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov. Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, DC, and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

RENN Global Entrepreneurs Fund, Inc.

     Semi-Annual Report to Shareholders

 June 30, 2009

 (Unaudited)

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees. Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund. The Fund does not have any stock option or similar retirement or pension fund for officers or directors of the Fund.

Directors who are not employees of either the Fund or RENN Group receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and reasonable out-of-pocket expenses for each quarterly valuation meeting attended. The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund. The aggregate compensation paid to the directors during the period covered by this Report was $60,000.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling (214) 892-8294. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available without charge on the SEC’s web site at www.sec.gov.

Matters Submitted for RENN Global Entrepreneurs Fund, Inc. Shareholder Votes

During the six-months period covered by this report, issues were presented to the shareholders for their vote at the Annual Meeting of Shareholders on May 15, 2009.

The record date for determination of shareholders entitled to vote was March 16, 2009. As of the record date there were outstanding 4,463,967 shares of the Company’s Common Stock, constituting all of the outstanding voting securities of the Company. Each such share was entitled to one vote. At the Meeting the holders of 3,673,636, shares, or 82.3%, of the Company’s Common Stock were represented in person or by proxy, constituting a quorum.

The issues presented and the results of the voting thereon are as follows:

Issue One: Election of one Class Two Director. The nominee was Charles C. Pierce, Jr. for a 3-year term, and the number of votes received for his election constituted a plurality of the votes cast. The votes were as follows:

Nominee	Votes For	Votes Withheld
Charles C. Pierce, Jr.	3,461,817 (94.23%)	211,819 (5.77%)

The remaining Directors are:	Term Expires At Annual Meeting to be Held In
Peter Collins	2011
J. Philip McCormick	2011
Ernest C. Hill	2010
Russell Cleveland	2010

RENN Global Entrepreneurs Fund, Inc.

     Semi-Annual Report to Shareholders

 June 30, 2009

 (Unaudited)

Issue Two: Ratification of the appointment of KBA Group LLP as the auditor of the Fund for the fiscal year ending December 31, 2009. The vote was as follows:

Votes For	Votes Against	Votes Against	Broker Non-Votes
3,505,678 (95.43%)	73,273 (1.99%)	94,685 (2.57%)	-

Issue Three: Withdrawal of the Company’s election to be treated as a business development company pursuant to Section 54(c) of the Investment Company Act of 1940, as amended, and to continue operations as a registered closed-end investment company. The vote was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
2,658,032 (71.85%)	104,237 (2.84%)	21,823 (0.59%)	907,690 (24.72%)

Issue Four: Amendment to the Company’s Restated Articles of Incorporation to change the name of the Fund from Renaissance Capital Growth & Income Fund III, Inc. to RENN Global Entrepreneurs Fund, Inc. The vote was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
2,652,655 (72.24%)	89,682 (2.44%)	21,754 (0.59%)	907,691 (24.72)

Board Approval of the Investment Advisory Contract.

At the Board meeting held February 18, 2009, the Board reviewed the Investment Advisory Agreement entered into with RENN Capital Group, Inc. In conjunction with that review members of the Board saw that the quarterly rate of 0.4375% for the Adviser’s Management Fee was at or below other closed-end funds of similar engagement. Members of the Board also reviewed the costs incurred by the Adviser on the Fund’s behalf. The expense ratio of approximately 4.85% was mainly attributable to the Fund’s having shrunk significantly. Also, significant legal expenses were incurred this past year for submission of the special shareholder issues and revision of procedures and training for rules newly applicable to the Fund. Upon close examination it was concluded that the expenses were properly managed. In addition, the members of the Board noted that the Adviser expects a reduction in legal fees after the transition from a BDC to a registered fund is complete. The Adviser’s performance was compared to similar closed-end funds, and it was found to be acceptable. Based on these factors and a confidence in the Adviser’s guidance toward global endeavors, the members of the Board found it desirable to recommend renewal of the Investment Advisory Agreement with RENN Capital Group, Inc., and following shareholder approval on May 15, 2009, the Board did renew the Advisory Agreement for another one-year term.

FORM N-CSR

EXECUTIVE OFFICERS

Russell Cleveland     President and Chief Executive Officer

Z. Eric Stephens     Chief Operating Officer

Scott E. Douglass     Vice President

Barbe Butschek     Secretary and Treasurer

CORPORATE INFORMATION

Registrar and Transfer Agent

American Stock Transfer &
Trust Company     New York, New York

Independent Accountants

KBA Group LLP     Dallas, Texas

CORPORATE OFFICE

RENN Global Entrepreneurs Fund, Inc.
Suite 210, LB-59
8080 North Central Expressway
Dallas, Texas 75206-1857

Phone:     (214) 891-8294
Fax:     (214) 891-8291
E-Mail:     invrel@rencapital.com
Web-site:     www.rencapital.com

FORM N-CSR

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments

See the Semi-Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

During the six-month period covered by this report there was one change in Portfolio Managers. Robert Pearson is no longer an employee of RENN Group or a Portfolio Manager for Registrant, as of May 1, 2009. There were no other changes as to the Portfolio Managers for the Registrant.

Item 9. Purchases of Equity Securities by the Registrant and Its Affiliated Purchasers

Neither the Registrant nor any Affiliated Purchaser has purchased any of Registrant’s securities in the six months covered by this report. The purchase of Registrant’s securities is authorized under its Dividend Reimbursement Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting in concert with the Registrant in the purchase of Registrant’s securities, or any person controlling, controlled by, or under common control with the Registrant and thereby controlling the purchase of Registrant’s shares, but does not include an officer or director of Registrant who may properly authorize repurchase of Registrant’s shares pursuant to Rule 10b-18 of the Securities Exchange Act of 1934.

Item 10. Submission of Matters to a Vote of Security Holders

The submission of shareholder proposals which require a vote of all security holders will be handled in accordance with Rule 14a-8 of the Securities Exchange Act of 1934. No change in this procedure has been adopted during the six-months period covered by this report.

Item 11. Controls and Procedures

Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures as

FORM N-CSR

 required by Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this report. Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of that date to provide reasonable assurance that the information we are required to disclose in reports that we file under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and includes controls and procedures designed to ensure that information required to be disclosed by us in such reports is accumulated and communicated to our management, including the principal executive officer and principal financial officer, in sufficient time to allow timely decisions regarding required disclosure.

Item 12. Exhibits

(a)(1)	Not applicable.
(a)(2)	Certification by the Principal Executive Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(2)	Certification by the Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification by the Principal Executive Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.
(b)	Certification by the Principal Financial Officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland
Russell Cleveland
Chief Executive Officer

Date: September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

RENN Global Entrepreneurs Fund, Inc.	RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland	By: /s/ Barbe Butschek
Russell Cleveland	Barbe Butschek
Chief Executive Officer	Chief Financial Officer

Date: September 8, 2009	Date: September 8, 2009